May. 01, 2015

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC. (GRSIX)

Supplement dated November 6, 2015 to the

Summary Prospectus and Prospectus dated May 1, 2015

The expense example in the "Fund Fees and Expenses" section of the Summary Prospectus and Prospectus is hereby replaced in its entirety:

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $1,000,000 (the Fund's minimum initial investment) in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same pursuant to its agreement with the Advisor. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10,200	$31,840	$55,246	$122,462